SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 3, 2007

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2007, HealthTronics, Inc. (“HTRN”) and HT Prostate Therapy Management Company, LLC, a wholly-owned subsidiary of HTRN (“HT Prostate” and, together with HTRN, the “Company”), entered into an Agreement and Release (the “Termination Agreement”) with EDAP TMS S.A. (“Parent Corporation”), EDAP S.A. (“HIFU Sibsidiary”), and Technomed Medical Systems S.A. (“Manufacturing Subsidiary” and, collectively with Parent Corporation and HIFU Subsidiary, “EDAP”), pursuant to which the parties terminated that certain Distribution Agreement, dated as of February 25, 2004 (as amended, the “Distribution Agreement”) and agreed to transition the clinical study to EDAP. Under the terms of the Termination Agreement, in addition to the termination of the Distribution Agreement and the transition of the clinical study, the Company exercised warrants to acquire 200,000 EDAP shares for $300,000 and agreed to return to EDAP two Ablatherm devices used in connection with the clinical study (both of which were already owned by EDAP) and one Ablatherm device and six lithotripters previously acquired from EDAP (all of which were carried on the Company’s financial statements at zero value). In addition, EDAP agreed to register with the Securities and Exchange Commission, at EDAP’s expense, the resale of the 200,000 EDAP shares (or related American Depositary Shares) acquired by the Company. The Company also agreed to pay EDAP $600,000 sixty days after the resale registration statement is declared effective by the SEC (subject to certain delays) and may have to pay EDAP certain additional amounts in the future based on a formula related to the price at which the Company resells the EDAP shares. The Company’s remaining warrants to acquire 600,000 EDAP shares were cancelled.

Also under the Termination Agreement, the Company and EDAP agreed to mutual release, indemnification and nondisparagement provisions. The Termination Agreement is attached to this Form 8-K as Exhibit 10.1. A press release announcing the termination is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Agreement and Release, dated as of April 3, 2007, by and among HealthTronics, Inc., HT Prostate Therapy Management Company, LLC, EDAP TMS S.A., EDAP S.A., and Technomed Medical Systems S.A.

99.1	Press release, issued on April 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: April 10, 2007	By:	/s/ Ross A. Goolsby

	Name: Title:	Ross A. Goolsby Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Agreement and Release, dated as of April 3, 2007, by and among HealthTronics, Inc., HT Prostate Therapy Management Company, LLC, EDAP TMS S.A., EDAP S.A., and Technomed Medical Systems S.A.

99.1	Press release, issued on April 9, 2007.